Exhibit 99.2

PORTFOLIO STATISTICS

TOTAL MULTIFAMILY PORTFOLIO AT SEPTEMBER 30, 2020 (In apartment units) (1)

	Same Store	Non-Same Store	Lease-up	Total Completed Communities	Development Units Delivered	Total
Atlanta, GA	10,996	438	—	11,434	—	11,434
Dallas, TX	9,405	362	—	9,767	240	10,007
Austin, TX	7,117	—	—	7,117	—	7,117
Charlotte, NC	6,149	—	—	6,149	—	6,149
Raleigh/Durham, NC	4,397	953	—	5,350	—	5,350
Orlando, FL	5,274	—	—	5,274	—	5,274
Tampa, FL	5,220	—	—	5,220	—	5,220
Houston, TX	4,867	—	—	4,867	—	4,867
Fort Worth, TX	4,249	—	168	4,417	—	4,417
Nashville, TN	4,375	—	—	4,375	—	4,375
Washington, DC	4,080	—	—	4,080	—	4,080
Jacksonville, FL	3,496	—	—	3,496	—	3,496
Charleston, SC	2,726	442	—	3,168	—	3,168
Phoenix, AZ	2,623	—	—	2,623	—	2,623
Greenville, SC	2,084	—	271	2,355	—	2,355
Savannah, GA	2,219	—	—	2,219	—	2,219
Richmond, VA	2,004	—	—	2,004	—	2,004
Memphis, TN	1,811	—	—	1,811	—	1,811
San Antonio, TX	1,504	—	—	1,504	—	1,504
Birmingham, AL	1,462	—	—	1,462	—	1,462
Huntsville, AL	1,228	—	—	1,228	—	1,228
Kansas City, MO-KS	1,110	—	—	1,110	—	1,110
Other	6,717	2,149	—	8,866	—	8,866
Total Multifamily Units	95,113	4,344	439	99,896	240	100,136

(1)	Schedule excludes a 269 unit joint venture property in Washington, D.C.

Supplemental Data S-1

PORTFOLIO STATISTICS (CONTINUED)

TOTAL MULTIFAMILY COMMUNITY STATISTICS (1)

Dollars in thousands, except Average Effective Rent per Unit

	As of September 30, 2020			Average Effective	As of September 30, 2020
	Gross Real Assets	Percent to Total of Gross Real Assets	Physical Occupancy	Rent per Unit for the Three Months Ended September 30, 2020	Completed Units	Total Units, Including Development
Atlanta, GA	$1,993,602	14.4%	95.5%	$1,465	11,434
Dallas, TX	1,400,619	10.1%	95.1%	1,298	9,767
Charlotte, NC	963,208	7.0%	95.9%	1,247	6,149
Washington, DC	959,434	6.9%	96.3%	1,806	4,080
Tampa, FL	879,023	6.3%	96.6%	1,505	5,220
Austin, TX	842,119	6.1%	95.3%	1,277	7,117
Orlando, FL	828,470	6.0%	94.4%	1,458	5,274
Raleigh/Durham, NC	697,545	5.0%	96.0%	1,176	5,350
Houston, TX	602,904	4.4%	93.5%	1,218	4,867
Nashville, TN	531,984	3.8%	94.0%	1,316	4,375
Charleston, SC	401,450	2.9%	95.6%	1,250	3,168
Fort Worth, TX	394,859	2.9%	95.5%	1,185	4,249
Phoenix, AZ	376,347	2.7%	96.1%	1,299	2,623
Jacksonville, FL	292,488	2.1%	96.9%	1,160	3,496
Richmond, VA	265,846	1.9%	96.8%	1,236	2,004
Savannah, GA	242,277	1.7%	97.3%	1,113	2,219
Denver, CO	210,736	1.5%	91.5%	1,652	812
Kansas City, MO-KS	184,782	1.3%	95.0%	1,298	1,110
San Antonio, TX	162,834	1.2%	96.3%	1,119	1,504
Birmingham, AL	158,756	1.1%	96.5%	1,083	1,462
Greenville, SC	155,805	1.1%	96.3%	948	2,084
All Other Markets by State (individual markets <1% gross real assets)
Tennessee	$184,385	1.3%	97.4%	$1,007	2,754
Florida	176,226	1.3%	96.5%	1,376	1,806
Alabama	159,508	1.2%	97.3%	1,056	1,648
Virginia	152,802	1.1%	97.3%	1,359	1,039
Kentucky	94,146	0.7%	95.9%	911	1,308
Mississippi	74,368	0.5%	97.8%	930	1,241
Nevada	70,648	0.5%	95.0%	1,160	721
South Carolina	36,702	0.3%	94.3%	915	576
Stabilized Communities	$13,493,873	97.3%	95.6%	$1,293	99,457
Orlando, FL	$83,017	0.6%				633
Greenville, SC	72,326	0.5%	93.4%	$1,614	271	271
Phoenix, AZ	63,739	0.5%				345
Dallas, TX	62,827	0.5%	32.5%	1,375	240	348
Denver, CO	32,374	0.2%				306
Fort Worth, TX	26,219	0.2%	67.9%	1,331	168	168
Houston, TX	22,024	0.2%				308
Lease-up / Development Communities	$362,526	2.7%	61.0%	$1,460	679	2,379
Total Multifamily Communities	$13,856,399	100.0%	95.4%	$1,294	100,136	101,836

(1)	Schedule excludes one joint venture property in Washington, D.C.

Supplemental Data S-2

COMPONENTS OF NET OPERATING INCOME

Dollars in thousands

	As of September 30, 2020		Three Months Ended
	Apartment Units	Gross Real Assets	September 30, 2020	September 30, 2019	Percent Change
Operating Revenues
Same Store Communities	95,113	$12,824,842	$397,600	$389,600	2.1%
Non-Same Store Communities	4,344	669,031	18,273	20,219
Lease-up/Development Communities	679	362,526	2,097	54
Total Multifamily Portfolio	100,136	$13,856,399	$417,970	$409,873
Commercial Property/Land	—	231,691	5,229	5,759
Total Operating Revenues	100,136	$14,088,090	$423,199	$415,632

Property Operating Expenses
Same Store Communities			$158,898	$148,238	7.2%
Non-Same Store Communities			7,069	8,837
Lease-up/Development Communities			1,284	65
Total Multifamily Portfolio			$167,251	$157,140
Commercial Property/Land			2,563	2,399
Total Property Operating Expenses			$169,814	$159,539

Net Operating Income
Same Store Communities			$238,702	$241,362	-1.1%
Non-Same Store Communities			11,204	11,382
Lease-up/Development Communities			813	(11)
Total Multifamily Portfolio			$250,719	$252,733
Commercial Property/Land			2,666	3,360
Total Net Operating Income			$253,385	$256,093	-1.1%

COMPONENTS OF SAME STORE PORTFOLIO PROPERTY OPERATING EXPENSES

Dollars in thousands

	Three Months Ended			Nine Months Ended
	September 30, 2020	September 30, 2019	Percent Change	September 30, 2020	September 30, 2019	Percent Change
Personnel	$36,788	$35,854	2.6%	$105,431	$104,343	1.0%
Building Repair and Maintenance	17,712	17,067	3.8%	48,461	47,788	1.4%
Utilities	30,771	29,009	6.1%	84,616	81,505	3.8%
Marketing	6,539	4,835	35.2%	16,826	13,847	21.5%
Office Operations	6,018	5,501	9.4%	16,279	15,784	3.1%
Property Taxes	55,749	52,787	5.6%	165,823	158,480	4.6%
Insurance	5,321	3,185	67.1%	11,718	8,930	31.2%
Total Property Operating Expenses	$158,898	$148,238	7.2%	$449,154	$430,677	4.3%

Supplemental Data S-3

NOI CONTRIBUTION PERCENTAGE BY MARKET

Same Store Portfolio

			Average Physical Occupancy
		Percent of	Three Months Ended		Nine Months Ended
	Apartment Units	Same Store NOI	September 30, 2020	September 30, 2019	September 30, 2020	September 30, 2019
Atlanta, GA	10,996	13.1%	95.0%	95.6%	94.9%	95.7%
Dallas, TX	9,405	8.7%	95.1%	95.5%	95.3%	95.3%
Charlotte, NC	6,149	7.1%	96.2%	96.2%	96.1%	96.2%
Washington, DC	4,080	6.6%	96.3%	96.8%	96.3%	96.9%
Tampa, FL	5,220	6.6%	96.1%	96.1%	95.7%	96.1%
Austin, TX	7,117	6.2%	95.2%	96.0%	95.4%	95.9%
Orlando, FL	5,274	6.1%	93.7%	95.5%	94.5%	95.6%
Raleigh/Durham, NC	4,397	4.8%	96.2%	96.6%	96.2%	96.5%
Nashville, TN	4,375	4.7%	94.5%	96.6%	95.1%	96.0%
Houston, TX	4,867	4.1%	93.7%	95.3%	94.4%	95.4%
Fort Worth, TX	4,249	3.9%	95.4%	95.9%	95.4%	95.6%
Jacksonville, FL	3,496	3.4%	96.6%	96.2%	96.2%	96.3%
Phoenix, AZ	2,623	3.3%	96.0%	97.1%	96.1%	96.7%
Charleston, SC	2,726	2.8%	95.9%	95.6%	95.8%	95.6%
Richmond, VA	2,004	2.2%	96.9%	96.5%	96.6%	96.7%
Savannah, GA	2,219	2.1%	96.8%	95.5%	95.9%	95.5%
Greenville, SC	2,084	1.6%	95.8%	95.4%	95.4%	95.7%
Memphis, TN	1,811	1.6%	97.2%	96.1%	96.5%	95.8%
Birmingham, AL	1,462	1.4%	97.1%	97.6%	96.5%	96.7%
San Antonio, TX	1,504	1.2%	96.7%	96.5%	96.4%	96.6%
Huntsville, AL	1,228	1.2%	97.3%	97.8%	97.2%	97.4%
Kansas City, MO-KS	1,110	1.2%	96.0%	95.7%	95.6%	95.8%
Other	6,717	6.1%	96.6%	96.6%	95.9%	96.5%
Total Same Store	95,113	100.0%	95.6%	96.1%	95.6%	96.0%

Supplemental Data S-4

MULTIFAMILY SAME STORE PORTFOLIO QUARTER OVER QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2020	Q3 2019	% Chg	Q3 2020	Q3 2019	% Chg	Q3 2020	Q3 2019	% Chg	Q3 2020	Q3 2019	% Chg
Atlanta, GA	10,996	$51,356	$50,787	1.1%	$20,063	$19,287	4.0%	$31,293	$31,500	(0.7)%	$1,463	$1,453	0.7%
Dallas, TX	9,405	39,024	38,543	1.2%	18,281	16,243	12.5%	20,743	22,300	(7.0)%	1,312	1,295	1.3%
Charlotte, NC	6,149	25,015	24,416	2.5%	8,105	7,772	4.3%	16,910	16,644	1.6%	1,249	1,233	1.3%
Washington, DC	4,080	23,275	23,442	(0.7)%	7,496	7,202	4.1%	15,779	16,240	(2.8)%	1,812	1,804	0.5%
Tampa, FL	5,220	25,176	24,534	2.6%	9,387	8,793	6.8%	15,789	15,741	0.3%	1,502	1,466	2.4%
Austin, TX	7,117	29,554	28,940	2.1%	14,645	12,704	15.3%	14,909	16,236	(8.2)%	1,281	1,250	2.4%
Orlando, FL	5,274	24,161	24,477	(1.3)%	9,686	8,959	8.1%	14,475	15,518	(6.7)%	1,462	1,458	0.3%
Raleigh/Durham, NC	4,397	17,123	16,254	5.3%	5,773	5,841	(1.2)%	11,350	10,413	9.0%	1,147	1,113	3.1%
Nashville, TN	4,375	18,430	18,345	0.5%	7,118	6,304	12.9%	11,312	12,041	(6.1)%	1,310	1,280	2.3%
Houston, TX	4,867	18,735	18,647	0.5%	9,003	8,356	7.7%	9,732	10,291	(5.4)%	1,222	1,207	1.3%
Fort Worth, TX	4,249	17,010	16,538	2.9%	7,627	7,015	8.7%	9,383	9,523	(1.5)%	1,184	1,165	1.6%
Jacksonville, FL	3,496	12,860	12,620	1.9%	4,671	4,854	(3.8)%	8,189	7,766	5.4%	1,157	1,137	1.7%
Phoenix, AZ	2,623	11,117	10,504	5.8%	3,300	3,189	3.5%	7,817	7,315	6.9%	1,294	1,234	4.8%
Charleston, SC	2,726	10,896	10,486	3.9%	4,329	4,055	6.8%	6,567	6,431	2.1%	1,199	1,180	1.6%
Richmond, VA	2,004	8,187	7,858	4.2%	2,908	2,508	15.9%	5,279	5,350	(1.3)%	1,229	1,206	1.8%
Savannah, GA	2,219	8,147	7,894	3.2%	3,171	3,038	4.4%	4,976	4,856	2.5%	1,108	1,094	1.3%
Greenville, SC	2,084	6,698	6,331	5.8%	2,782	2,658	4.7%	3,916	3,673	6.6%	945	923	2.5%
Memphis, TN	1,811	6,245	5,876	6.3%	2,546	2,485	2.5%	3,699	3,391	9.1%	1,043	1,007	3.6%
Birmingham, AL	1,462	5,466	5,178	5.6%	2,154	2,275	(5.3)%	3,312	2,903	14.1%	1,081	1,043	3.7%
San Antonio, TX	1,504	5,536	5,443	1.7%	2,663	2,464	8.1%	2,873	2,979	(3.6)%	1,117	1,113	0.3%
Huntsville, AL	1,228	4,293	3,893	10.3%	1,492	1,361	9.6%	2,801	2,532	10.6%	1,004	934	7.4%
Kansas City, MO-KS	1,110	4,600	4,479	2.7%	1,848	1,759	5.1%	2,752	2,720	1.2%	1,295	1,257	3.0%
Other	6,717	24,696	24,115	2.4%	9,850	9,116	8.1%	14,846	14,999	(1.0)%	1,138	1,102	3.2%
Total Same Store	95,113	$397,600	$389,600	2.1%	$158,898	$148,238	7.2%	$238,702	$241,362	(1.1)%	$1,293	$1,270	1.8%

Supplemental Data S-5

MULTIFAMILY SAME STORE PORTFOLIO SEQUENTIAL QUARTER COMPARISONS

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2020	Q2 2020	% Chg	Q3 2020	Q2 2020	% Chg	Q3 2020	Q2 2020	% Chg	Q3 2020	Q2 2020	% Chg
Atlanta, GA	10,996	$51,356	$50,277	2.1%	$20,063	$18,813	6.6%	$31,293	$31,464	(0.5)%	$1,463	$1,462	0.1%
Dallas, TX	9,405	39,024	38,662	0.9%	18,281	16,985	7.6%	20,743	21,677	(4.3)%	1,312	1,310	0.1%
Charlotte, NC	6,149	25,015	24,616	1.6%	8,105	7,866	3.0%	16,910	16,750	1.0%	1,249	1,251	(0.1)%
Washington, DC	4,080	23,275	23,171	0.4%	7,496	6,862	9.2%	15,779	16,309	(3.2)%	1,812	1,809	0.2%
Tampa, FL	5,220	25,176	24,504	2.7%	9,387	8,606	9.1%	15,789	15,898	(0.7)%	1,502	1,493	0.6%
Austin, TX	7,117	29,554	29,204	1.2%	14,645	12,902	13.5%	14,909	16,302	(8.5)%	1,281	1,277	0.3%
Orlando, FL	5,274	24,161	24,039	0.5%	9,686	9,098	6.5%	14,475	14,941	(3.1)%	1,462	1,468	(0.4)%
Raleigh/Durham, NC	4,397	17,123	16,713	2.5%	5,773	5,936	(2.7)%	11,350	10,777	5.3%	1,147	1,140	0.6%
Nashville, TN	4,375	18,430	18,090	1.9%	7,118	6,826	4.3%	11,312	11,264	0.4%	1,310	1,311	(0.1)%
Houston, TX	4,867	18,735	18,656	0.4%	9,003	7,683	17.2%	9,732	10,973	(11.3)%	1,222	1,223	(0.1)%
Fort Worth, TX	4,249	17,010	16,656	2.1%	7,627	7,041	8.3%	9,383	9,615	(2.4)%	1,184	1,179	0.4%
Jacksonville, FL	3,496	12,860	12,532	2.6%	4,671	4,441	5.2%	8,189	8,091	1.2%	1,157	1,151	0.5%
Phoenix, AZ	2,623	11,117	10,755	3.4%	3,300	3,055	8.0%	7,817	7,700	1.5%	1,294	1,283	0.9%
Charleston, SC	2,726	10,896	10,584	2.9%	4,329	3,934	10.0%	6,567	6,650	(1.2)%	1,199	1,195	0.3%
Richmond, VA	2,004	8,187	7,966	2.8%	2,908	2,611	11.4%	5,279	5,355	(1.4)%	1,229	1,219	0.8%
Savannah, GA	2,219	8,147	7,867	3.6%	3,171	2,851	11.2%	4,976	5,016	(0.8)%	1,108	1,105	0.3%
Greenville, SC	2,084	6,698	6,523	2.7%	2,782	2,711	2.6%	3,916	3,812	2.7%	945	938	0.8%
Memphis, TN	1,811	6,245	6,007	4.0%	2,546	2,372	7.3%	3,699	3,635	1.8%	1,043	1,032	1.0%
Birmingham, AL	1,462	5,466	5,273	3.7%	2,154	2,137	0.8%	3,312	3,136	5.6%	1,081	1,071	0.9%
San Antonio, TX	1,504	5,536	5,444	1.7%	2,663	2,424	9.9%	2,873	3,020	(4.9)%	1,117	1,117	(0.0)%
Huntsville, AL	1,228	4,293	4,043	6.2%	1,492	1,379	8.2%	2,801	2,664	5.1%	1,004	984	2.0%
Kansas City, MO-KS	1,110	4,600	4,493	2.4%	1,848	1,594	15.9%	2,752	2,899	(5.1)%	1,295	1,286	0.7%
Other	6,717	24,696	23,819	3.7%	9,850	9,054	8.8%	14,846	14,765	0.5%	1,138	1,125	1.1%
Total Same Store	95,113	$397,600	$389,894	2.0%	$158,898	$147,181	8.0%	$238,702	$242,713	(1.7)%	$1,293	$1,289	0.3%

Supplemental Data S-6

MULTIFAMILY SAME STORE PORTFOLIO YEAR TO DATE COMPARISONS AS OF SEPTEMBER 30, 2020 AND 2019

Dollars in thousands, except unit and per unit data

		Revenues			Expenses			NOI			Average Effective Rent per Unit
	Units	Q3 2020	Q3 2019	% Chg	Q3 2020	Q3 2019	% Chg	Q3 2020	Q3 2019	% Chg	Q3 2020	Q3 2019	% Chg
Atlanta, GA	10,996	$152,417	$150,119	1.5%	$57,298	$55,484	3.3%	$95,119	$94,635	0.5%	$1,464	$1,432	2.2%
Dallas, TX	9,405	116,590	114,181	2.1%	51,644	49,343	4.7%	64,946	64,838	0.2%	1,308	1,282	2.0%
Charlotte, NC	6,149	74,448	71,838	3.6%	23,262	22,759	2.2%	51,186	49,079	4.3%	1,247	1,213	2.8%
Austin, TX	7,117	88,212	84,865	3.9%	40,226	37,928	6.1%	47,986	46,937	2.2%	1,273	1,226	3.8%
Washington, DC	4,080	69,673	69,226	0.6%	21,425	21,001	2.0%	48,248	48,225	0.0%	1,805	1,778	1.5%
Tampa, FL	5,220	74,465	72,178	3.2%	26,600	25,630	3.8%	47,865	46,548	2.8%	1,494	1,445	3.4%
Orlando, FL	5,274	72,836	72,540	0.4%	27,651	26,390	4.8%	45,185	46,150	(2.1)%	1,464	1,440	1.7%
Nashville, TN	4,375	54,759	53,151	3.0%	19,978	18,197	9.8%	34,781	34,954	(0.5)%	1,309	1,252	4.6%
Raleigh/Durham, NC	4,397	50,435	47,593	6.0%	17,024	16,156	5.4%	33,411	31,437	6.3%	1,140	1,087	4.8%
Houston, TX	4,867	56,211	55,432	1.4%	25,011	24,128	3.7%	31,200	31,304	(0.3)%	1,221	1,191	2.5%
Fort Worth, TX	4,249	50,269	48,825	3.0%	21,344	20,707	3.1%	28,925	28,118	2.9%	1,178	1,151	2.4%
Jacksonville, FL	3,496	38,013	37,385	1.7%	13,395	12,881	4.0%	24,618	24,504	0.5%	1,152	1,122	2.6%
Phoenix, AZ	2,623	32,636	30,480	7.1%	9,296	9,007	3.2%	23,340	21,473	8.7%	1,285	1,197	7.3%
Charleston, SC	2,726	32,026	31,084	3.0%	12,015	11,456	4.9%	20,011	19,628	2.0%	1,196	1,160	3.1%
Richmond, VA	2,004	24,019	23,101	4.0%	8,050	7,335	9.7%	15,969	15,766	1.3%	1,223	1,180	3.6%
Savannah, GA	2,219	23,991	23,506	2.1%	9,005	8,795	2.4%	14,986	14,711	1.9%	1,106	1,080	2.4%
Greenville, SC	2,084	19,687	18,784	4.8%	7,978	7,763	2.8%	11,709	11,021	6.2%	939	904	3.9%
Memphis, TN	1,811	18,213	17,310	5.2%	7,284	7,239	0.6%	10,929	10,071	8.5%	1,032	988	4.4%
Birmingham, AL	1,462	16,028	14,952	7.2%	6,322	6,358	(0.6)%	9,706	8,594	12.9%	1,075	1,017	5.8%
San Antonio, TX	1,504	16,471	16,091	2.4%	7,467	7,032	6.2%	9,004	9,059	(0.6)%	1,118	1,096	2.0%
Kansas City, MO-KS	1,110	13,592	13,104	3.7%	5,069	4,938	2.7%	8,523	8,166	4.4%	1,287	1,230	4.6%
Huntsville, AL	1,228	12,316	11,288	9.1%	4,183	3,988	4.9%	8,133	7,300	11.4%	987	904	9.2%
Other	6,717	72,549	70,860	2.4%	27,627	26,162	5.6%	44,922	44,698	0.5%	1,141	1,125	1.4%
Total Same Store	95,113	$1,179,856	$1,147,893	2.8%	$449,154	$430,677	4.3%	$730,702	$717,216	1.9%	$1,289	$1,250	3.1%

Supplemental Data S-7

MULTIFAMILY DEVELOPMENT PIPELINE

Dollars in thousands		Units as of
		September 30, 2020				Projected			Development Costs
						Initial
					Start	Occupancy	Completion	Stabilization	Total	Thru
	Location	Total	Delivered	Leased	Date	Date	Date	Date(1)	Cost	Q3 2020	After
MAA Frisco Bridges II	Dallas, TX	348	240	127	2Q18	2Q20	4Q20	1Q22	$69,000	$62,827	$6,173
Novel Midtown(2)	Phoenix, AZ	345	—	—	1Q19	1Q21	2Q21	4Q22	82,000	63,739	18,261
Westglenn	Denver, CO	306	—	—	3Q19	2Q21	4Q21	4Q22	84,500	32,374	52,126
The Robinson(3)	Orlando, FL	369	—	—	3Q19	2Q21	4Q21	1Q23	99,000	51,061	47,939
Long Point	Houston, TX	308	—	—	4Q19	3Q21	1Q22	1Q23	57,000	22,024	34,976
Sand Lake(4)	Orlando, FL	264	—	—	4Q19	2Q21	4Q21	1Q23	68,000	31,956	36,044
Total Active		1,940	240	127					$459,500	$263,981	$195,519

(1)Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  MAA owns 80% of the joint venture that owns this property.

(3)  Previously reported as 336 N. Orange.

(4)  MAA owns 95% of the joint venture that owns this property.

MULTIFAMILY REDEVELOPMENT PIPELINE

Dollars in thousands, except per unit data
	Nine months ended September 30, 2020
Units Redeveloped	Redevelopment Spend	Spend per Unit	Increase in Average Effective Rent per Unit	Increase in Average Effective Rent per Unit	Estimated Units Remaining in Pipeline
3,300	$19,599	$5,939	$108	9.3%	9,000 - 11,000

MULTIFAMILY LEASE-UP COMMUNITIES

Dollars in thousands		As of September 30, 2020
	Location	Total Units	Percent Occupied	Construction Finished	Expected Stabilization(1)	Total Cost
The Greene	Greenville, SC	271	93.4%	(2)	4Q20	$72,326
Copper Ridge II	Fort Worth, TX	168	67.9%	2Q20	2Q21	26,219
Total		439	83.6%			$98,545

(1) Communities are considered stabilized after achieving 90% occupancy for 90 days.

(2)  Property was acquired while in lease-up; construction was complete prior to acquisition by MAA.

2020 ACQUISITION ACTIVITY (THROUGH SEPTEMBER 30, 2020)

Land Acquisition	Market	Acreage	Closing Date
Georgetown	Austin, TX	22	January 2020

2020 DISPOSITION ACTIVITY (THROUGH SEPTEMBER 30, 2020)

Land Disposition	Market	Acreage	Closing Date
Colonial Promenade	Huntsville, AL	27	September 2020

Supplemental Data S-8

INVESTMENTS IN UNCONSOLIDATED REAL ESTATE ENTITIES

MAA holds an investment in a real estate joint venture with an institutional investor and accounts for its investment using the equity method of accounting.  A summary of non-financial and financial information for this joint venture is provided below.

Joint Venture Property	Market	# of units	Ownership Interest
Post Massachusetts Avenue	Washington, D.C.	269	35%

Dollars in thousands	As of September 30, 2020
Joint Venture Property	Gross Investment in Real Estate		Mortgage Notes Payable		Company’s Equity Investment
Post Massachusetts Avenue	$79,641	(1)	$51,744	(2)	$43,467

	Three months ended September 30, 2020		Nine months ended September 30, 2020
Joint Venture Property	Entity NOI	Company’s Equity in Income	Entity NOI	Company’s Equity in Income
Post Massachusetts Avenue	$1,837	$428	$5,781	$1,153
(1)	Represents GAAP basis net book value plus accumulated depreciation.
(2)	This mortgage note has an outstanding principal value of $52 million, bears interest at a stated fixed rate of 3.93% and matures in December 2025.

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2020

Dollars in thousands

DEBT SUMMARIES
Floating Versus Fixed Rate Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Rate Maturity
Fixed rate debt	$4,390,594	99.2%	3.7%	8.0
Floating (unhedged) debt	35,000	0.8%	0.2%	0.1
Total	$4,425,594	100.0%	3.7%	7.9

Secured Versus Unsecured Debt	Balance	Percent of Total	Effective Interest Rate	Average Years to Contract Maturity
Unsecured debt	$3,939,425	89.0%	3.6%	6.3
Secured debt	486,169	11.0%	4.6%	21.3
Total	$4,425,594	100.0%	3.7%	7.9

Unencumbered Versus Encumbered Assets	Total Cost	Percent of Total	Q3 2020 NOI	Percent of Total
Unencumbered gross assets	$13,186,477	91.3%	$236,235	93.2%
Encumbered gross assets	1,258,937	8.7%	17,150	6.8%
Total	$14,445,414	100.0%	$253,385	100.0%

FIXED INTEREST RATE MATURITIES

Maturity	Fixed Rate Debt	Effective Rate
2021	$192,023	5.2%
2022	366,031	3.6%
2023	360,222	4.2%
2024	416,968	4.0%
2025	403,155	4.2%
2026	—	—
2027	594,785	3.7%
2028	395,326	4.2%
2029	562,082	3.7%
Thereafter	1,100,002	3.0%
Total	$4,390,594	3.7%

Supplemental Data S-9

DEBT AND DEBT COVENANTS AS OF SEPTEMBER 30, 2020 (CONTINUED)

Dollars in thousands

DEBT MATURITIES OF OUTSTANDING BALANCES

	Revolving Credit Facility & Commercial Paper ⁽¹⁾ ⁽²⁾	Public Bonds	Other Unsecured	Secured	Total
2020	$35,000	$—	$—	$—	$35,000
2021	—	—	72,711	119,312	192,023
2022	—	249,182	116,849	—	366,031
2023	—	347,992	12,230	—	360,222
2024	—	397,010	19,958	—	416,968
2025	—	396,030	—	7,125	403,155
2026	—	—	—	—	—
2027	—	594,785	—	—	594,785
2028	—	395,326	—	—	395,326
2029	—	562,082	—	—	562,082
Thereafter	—	740,270	—	359,732	1,100,002
Total	$35,000	$3,682,677	$221,748	$486,169	$4,425,594

(1)

The $35.0 million maturing in 2020 reflects the principal outstanding on MAALP’s unsecured commercial paper program as of September 30, 2020. Under the terms of the program, MAALP may issue up to a maximum aggregate amount outstanding at any time of $500.0 million.  For the three months ended September 30, 2020, average daily borrowings outstanding under the commercial paper program were $118.0 million.

(2)

There were no borrowings outstanding under MAALP’s $1.0 billion unsecured revolving credit facility as of September 30, 2020. The unsecured revolving credit facility has a maturity date of May 2023 with two six-month extensions.

DEBT COVENANT ANALYSIS (1)

Bond Covenants	Required	Actual	Compliance
Total debt to adjusted total assets	60% or less	30.6%	Yes
Total secured debt to adjusted total assets	40% or less	3.4%	Yes
Consolidated income available for debt service to total annual debt service charge	1.5x or greater for trailing 4 quarters	5.4x	Yes
Total unencumbered assets to total unsecured debt	Greater than 150%	334%	Yes

Bank Covenants	Required	Actual	Compliance
Total debt to total capitalized asset value	60% or less	27.3%	Yes
Total secured debt to total capitalized asset value	40% or Less	3.1%	Yes
Total adjusted EBITDA to fixed charges	1.5x or greater for trailing 4 quarters	5.1x	Yes
Total unsecured debt to total unsecured capitalized asset value	60% or less	26.0%	Yes

(1)The calculations of the Bond Covenants and Bank Covenants above are specifically defined in MAALP’s debt agreements.

Supplemental Data S-10

CREDIT RATINGS

	Commercial	Long-Term
	Paper Rating	Debt Rating	Outlook
Fitch Ratings(1)	F2	BBB+	Stable
Moody’s Investors Service(2)	P-2	Baa1	Stable
Standard & Poor’s Ratings Services(1)	A-2	BBB+	Stable

(1)	Corporate credit rating assigned to MAA and MAALP
(2)	Corporate credit rating assigned to MAALP

COMMON STOCK

Stock Symbol:	MAA

Exchange Traded:	NYSE

Estimated Future Dates:	Q4 2020	Q1 2021	Q2 2021	Q3 2021
Earnings release & conference call	Late January	Late April	Late July	Late October

Dividend Information - Common Shares:	Q3 2019	Q4 2019	Q1 2020	Q2 2020	Q3 2020
Declaration date	9/26/2019	12/10/2019	3/19/2020	5/19/2020	9/24/2020
Record date	10/15/2019	1/15/2020	4/15/2020	7/15/2020	10/15/2020
Payment date	10/31/2019	1/31/2020	4/30/2020	7/31/2020	10/30/2020
Distributions per share	$0.9600	$1.0000	$1.0000	$1.0000	$1.0000

Supplemental Data S-11

COVID-19 UPDATE

Third Quarter 2020 Operating Metrics

Dollars in thousands

Third Quarter 2020 Residential Rents (through October 26, 2020)	Dollars	% of Total Billed
Total billed	$374,226
Cash collected to date	370,975	99.1%
Deferred payments outstanding (1)	416	0.1%
Total cash collected and deferred payments	$371,391	99.2%
Bad debt reserve (as of September 30, 2020)	$3,411	0.9%

Third Quarter 2020 Commercial Rents (through October 26, 2020)
Total billed	$5,666
Cash collected to date	5,188	91.6%
Rent abatements (2)	440	7.8%
Total cash collected and rent abatements	$5,628	99.3%
Bad debt reserve (as of September 30, 2020)	$478	8.4%

(1)	Pursuant to a lease amendment signed by residents who were financially impacted by the COVID-19 pandemic.
(2)	Pursuant to a lease amendment signed whereby the commercial lease is extended by the number of months abated.

October 2020 Operating Metrics

Dollars in thousands

October 2020 Residential Rents (through October 26, 2020)	Dollars	% of Total Billed	Third Quarter 2020 Average (1)
Total billed	$124,932
Cash collected to date	123,220	98.6%	98.4%
Deferred payments outstanding (2)	167	0.1%	0.2%
Total cash collected and deferred payments	$123,387	98.8%	98.6%

(1)	Represents the average cash collections and deferrals for July, August, and September 2020 through the 26th of each such month.
(2)	Pursuant to a lease amendment signed by residents who were financially impacted by the COVID-19 pandemic.

Same Store Pricing/Occupancy (through October 26, 2020)	October 2020	October 2019
Lease over lease pricing growth for new leases effective in October (3) (4)	(2.0)%	0.6%
Lease over lease pricing growth for renewals effective in October (4) (5)	4.8%	7.4%
Blended lease over lease pricing growth for new leases and renewals effective in October (4)	1.3%	4.0%
Lease over lease pricing growth on new leases signed during October (4)	(2.0)%	(0.6)%
Lease over lease pricing growth on renewal leases signed during October (4)	5.8%	7.0%
Blended lease over lease pricing growth for new leases and renewals signed during October (4)	1.2%	2.7%
Average Physical Occupancy	95.6%	95.6%

(3)	Represents leases for move-ins that occurred in October; lease price is typically set on average 28 days ahead of lease start date.
(4)	Lease over lease pricing growth includes the impact of concessions.
(5)	Represents leases for renewals that went into effect in October; lease price is typically set on average 60 days ahead of lease start date.

Supplemental Data S-12

INVESTOR RELATIONS DATA

MAA does not send quarterly reports, earnings releases and supplemental data to shareholders, but provides them upon request.

For recent press releases, SEC filings and other information, call 866-576-9689 (toll free) or email investor.relations@maac.com.  This information, as well as access to MAA’s quarterly conference call, is also available on the “For Investors” page of MAA’s website at www.maac.com.

For Questions Contact:
Name	Title
Tim Argo	Senior Vice President, Director of Finance
Jennifer Patrick	Director of Investor Relations
Phone: 866-576-9689 (toll free)
Email: investor.relations@maac.com

Supplemental Data S-13